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                                                                   EXHIBIT 10.13

                              MAXXIM MEDICAL, INC.

                           SUMMARY TERMS OF EMPLOYMENT
                                AS OF 09-20-2000

KEY EMPLOYEE PLAN EXECUTIVE NAME: RICHARD S. MARTIN ("EXECUTIVE")

POSITION & TITLE: CORPORATE VICE PRESIDENT FINANCE AND TAX, TREASURER AND
                  ASSISTANT SECRETARY OF MAXXIM MEDICAL, INC. ("MAXXIM")

START DATE: SEPTEMBER 01, 2000 AS AN EMPLOYEE. PAY EFFECTIVE DATE IS
            SEPTEMBER 18, 2000.

TERM OF AGREEMENT: TWO YEARS

ANNUAL CASH COMPENSATION TARGET: $180,000

AVERAGE ANNUAL (FOUR YEARS) CASH COMPENSATION
TARGET INCLUDING KEY EMPLOYEE PLAN & SIGNING BONUS: $215,250

ANNUAL BASE
SALARY COMPENSATION: $120,000

PERFORMANCE
& RETENTION BONUS PLAN: KEY EMPLOYEE PLAN. BONUS POTENTIAL ON AN ANNUAL
                        BASIS WILL BE 50%. 25% POTENTIAL EACH FISCAL
                        QUARTER (ONE-FOURTH EACH QUARTER) AND AN ADDITIONAL 25% AT THE END OF THE FISCAL YEAR. IN ADDITION THE KEY EMPLOYEE PLAN PROVIDES A GUARANTEED 50% OF SALARY RETENTION PAYMENT PAID AT THE END OF FOUR YEARS AND AN ADDITIONAL 50% (EARNED ONE-FOURTH EACH YEAR BASED ON COMPANY AND INDIVIDUAL PERFORMANCE).

TOTAL EQUITY PACKAGE: $200,000

- -        STOCK OPTIONS: $200,000 - 40,000 MAXXIM STOCK OPTIONS @ $5.00
         STRIKE PRICE. FOUR YEAR VESTING, ONE FOURTH PER YEAR.

Other considerations: Sign on bonus of $25,000 prorated over the first twelve months of employment, paid one-twelfth per month.


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COMPANY BENEFITS: COMMENSURATE WITH CORPORATE VP LEVEL TO INCLUDE
                  MEDICAL, LIFE, LTD, VACATION, HOLIDAYS AND EXPENSE ACCOUNT REIMBURSEMENT PER COMPANY POLICIES. ALL COMPANY BENEFITS ARE EFFECTIVE AS OF SEPTEMBER 18, 2000.

RELOCATION & COMMUTING EXPENSES: COMMUTING, BUSINESS & OTHER TRAVEL
                                 EXPENSES TO BE PAID INCLUDING WEEKLY
                                 AIRFARE, AUTOMOBILE EXPENSES, HOTEL OR
                                 APARTMENT, LAUNDRY, TELEPHONE COSTS,
                                 ETC. ALL INCREMENTAL EXPENSES AS THEY
                                 APPLY TO TAMPA OR OTHER DESIGNATED
                                 HEADQUARTERS OR FACILITIES.



   /s/ AKBAR NADERI
- -----------------------------------
AKBAR NADERI
VICE CHAIRMAN & PRESIDENT



   /s/ MARK S. SELLERS
- -----------------------------------
MARK S. SELLERS
VIVE CHAIRMAN & CFO



   /s/ RICHARD S. MARTIN
- -----------------------------------
RICHARD S. MARTIN